EXHIBIT 99.1

                               FORBEARANCE AGREEMENT

       This Forbearance Agreement, dated as of July 11, 1997 (this "Agreement"), is between Mercury Finance Company, a Delaware corporation (the "Company"), and the person(s) listed on the signature pages of this Agreement (collectively or individually, the "Lender").

                              PRELIMINARY STATEMENTS:

       1. The Lender or its predecessors in interest is a party to or beneficiary of one or more credit agreements, note agreements or other agreements, instruments or other documents with or executed by the Company, including, without limitation, those listed on Schedule I, under which the Lender has extended credit to the Company (collectively, the "Existing Agreements").

       2. One or more defaults or events of default presently exist under the Existing Agreements (collectively, the "Existing Events of Default") entitling the Lender to pursue its rights and remedies with respect to such Existing Events of Default and the Company has acknowledged that certain other events of default may occur under the Existing Agreements during the Forbearance Period (as defined below).

       3. The Company has requested that during the Forbearance Period, the Lender forbear from exercising any rights or remedies it may have under the Existing Agreements, applicable law or otherwise with respect to any Existing Event of Default and any Forbearance Period Default (as defined below).

       4. Subject to the terms and conditions of this Agreement, the Lender is willing to agree to the requested forbearance terms, as more particularly set forth in this Agreement.

                                    AGREEMENT:

       In consideration of the premises and mutual agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this agreement agree as follows:

       1.   DEFINED TERMS; INTERPRETATION.

       1.1 DEFINITIONS. When used in this Agreement, the following terms have the following meanings:

            "Agreement" has the meaning set forth in the preamble.

            "Bridge Loan Agreement" means the Loan and Security Agreement dated as of February 7, 1997, among the Company and certain of its subsidiaries, as borrowers, and BankAmerica Business Credit, Inc., as lender, as such agreement may be amended or modified from time to time.

            "Company" has the meaning set forth in the preamble.

            "Default Rate" has the meaning set forth in Section 3.2(A).

            "Lender" has the meaning set forth in the preamble.

            "Effective Date" means the date on which each of the conditions precedent set forth in Section 6 have been satisfied by the Company or waived in writing by the Lender.

            "Escrow" means the $6,000,000 placed into escrow by the Company for the benefit of holders of Funded Debt pursuant to the Escrow Agreement for the purpose of funding the payments required to be made by the Company under this Agreement on September 30, 1997.

            "Excess Cash" means, as of the date of measurement, the ending book cash balance of the Company on a fully consolidated basis as shown on the "budget" by the Company or its advisors on a basis consistent with the budgets prepared by the Company or its advisors since the week ending February 7, 1997, which cash balance shall include overnight investments, cash equivalents, corporate accounts, credit card cash, cash of the captive insurance unit and branch cash, including cash of Midland, (but only to the extent such branch cash in the aggregate exceeds $3,650,000) minus $20,000,000.

            "Existing Agreements" has the meaning set forth in the first preliminary statement.

            "Existing Events of Default" has the meaning set forth in the second preliminary statement.

            "Forbearance Period" means the period between the Effective Date and the Termination Date, inclusive.

            "Forbearance Period Default" means any event of default under an Existing Agreement that does not give rise to a Termination Event.

            "Funded Debt" means the existing indebtedness of the Company for borrowed money listed on Schedule 2 hereto.

            "Funded Debt Pro Rata Share" means a proportionate share, so that the ratio obtained by dividing (i) the cash distributed to a holder of Funded Debt by (ii) the accrued and unpaid interest or outstanding principal, as the case may be, owing by the Company or a Subsidiary to such holder of Funded Debt is the same as the ratio obtained by dividing
       (x) the amount of cash distributed to all holders of Funded Debt by (y) the aggregate amount of accrued and unpaid interest or outstanding principal, as the case may be, owing by the Company or a Subsidiary to all holders of Funded Debt. All calculations of Funded Debt Pro Rata Share with respect to distributions to be applied to accrued and unpaid interest shall be calculated by excluding any accrued and unpaid interest owing to the Lender at a Default Rate of greater than 9.00% per annum. All calculations of Funded Debt Pro Rata Share shall also exclude "make whole amounts" or similar payments as described in Section 3.8.

            "Lyndon Distribution" means $70,000,000.

            "Pay Rate" has the meaning set forth in Section 3.2(B).

            "Pro Rata" means a proportionate share, so that at any time the ratio obtained by dividing (i) the cash applied by a holder of Funded Debt to accrued and unpaid interest or outstanding principal, as the case may be, owing to such holder of Funded Debt under a specific agreement at such time by (ii) the amount of accrued and unpaid interest or outstanding principal, as the case may be, owing to such holder of Funded Debt under such specific agreement is the same as the ratio obtained by dividing (x) the aggregate amount of cash applied by such holder of Funded Debt to accrued and unpaid interest or outstanding principal, as the case may be, owing to such holder of Funded Debt under all agreements by (y) the aggregate amount of accrued and unpaid interest or outstanding principal, as the case may be, owing to such holder of Funded Debt under all agreements at such time. All calculations of Pro Rata with respect to distributions to be applied to accrued and unpaid interest shall be calculated by excluding any accrued and unpaid interest owing to the Lender at a Default Rate of greater than 9.00% per annum. All calculations of Pro Rata shall also exclude "make whole amounts" or similar payments as described in Section 3.8.

            "Steering Committee" means the unofficial steering committee of holders of Funded Debt as constituted from time to time.

            "Subsidiary" means a corporation of which the Company owns, directly or indirectly, more than 50% of any class of securities of which the holders are entitled to vote.

            "Termination Event" has the meaning set forth in Section 4.1.

            "Termination Date" means the earlier to occur of (i) 11:59 (p.m.) central standard time on September 30, 1997, and (ii) the date the Forbearance Period is terminated under Section 4.2.

       1.2 REFERENCE TO AGREEMENTS. All references in this Agreement to other agreements refer to such agreements as amended, restated, supplemented or otherwise modified from time to time, unless such reference specifically states otherwise.

       1.3  INTERPRETATION.

       (A) The words "hereof", "herein", "hereunder" and "hereto" and words of similar import when used in this Agreement refer to this Agreement as a whole and not any particular provision of this Agreement and section, subsection, clause, exhibit and schedule references are to this Agreement, unless otherwise specified.

       (B) All terms defined in this Agreement in the singular have comparable meanings when used in the plural and vice versa, unless otherwise specified.

       2.   FORBEARANCE PROVISIONS.

       2.1 FORBEARANCE. During the Forbearance Period, the Lender will forbear from exercising any rights or remedies it may have under the Existing Agreements, applicable law or otherwise against the Company, any Subsidiary or their assets with respect to any Existing Event of Default and any Forbearance Period Default.

       2.2 EFFECT OF TERMINATION DATE. The Termination Date shall occur automatically at 11:59(pm) central standard time on September 30, 1997 or pursuant to Section 4.2 hereof. The Existing Events of Default and any Forbearance Period Default will be deemed to exist on the Termination Date and, unless all of such Existing Events of Default and Forbearance Period Defaults have been cured (if curable), the Lender may, at its option and subject to the terms of the Existing Agreements, demand the immediate repayment of all indebtedness owing to it under the Existing Agreements, whereupon all such indebtedness shall be immediately due and payable, and may exercise any rights and remedies that it may have under any of the Existing Agreements, applicable law or otherwise, all of such rights and remedies being expressly reserved by the Lender.

       2.3 ACKNOWLEDGEMENT. THE COMPANY EXPRESSLY ACKNOWLEDGES AND AGREES THAT THE FORBEARANCE PROVISION SET FORTH IN SECTION 2.1 IS EFFECTIVE ONLY DURING THE FORBEARANCE PERIOD AND THAT, ON AND AFTER THE TERMINATION DATE, UNLESS ALL EXISTING EVENTS OF DEFAULT AND ANY FORBEARANCE PERIOD DEFAULTS HAVE BEEN CURED (IF CURABLE), THE EXISTING AGREEMENTS WILL BE IN DEFAULT AND THE LENDER WILL BE FULLY ENTITLED TO EXERCISE ITS RIGHTS AND REMEDIES UNDER THE EXISTING AGREEMENTS, UNDER APPLICABLE LAW OR OTHERWISE. THE COMPANY UNDERSTANDS THAT THE LENDER IS EXPRESSLY RELYING ON THE TERMS OF THIS SECTION
  2.3 AND WOULD NOT HAVE ENTERED INTO THIS AGREEMENT BUT FOR THE COMPANY'S ACKNOWLEDGEMENT AND AGREEMENT IN THIS SECTION 2.3.

       2.4 NO OTHER WAIVERS OR AGREEMENTS. Except for the forbearance agreed to herein as specifically set forth herein, and, if the Lender is a party to the Third Limited Waiver Agreement dated the date hereof, the Third Limited Waiver Agreement, the Lender has not agreed to any waiver, modification or amendment of the Existing Agreements, or its rights in respect thereof and the Existing Agreements remain in full force and effect and are the valid and binding obligations of the Company, enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights generally.

       2.5 NATURE OF PAYMENTS; RESERVATION OF RIGHTS. All payments to be made by the Company hereunder to the Lender shall be free from any offset, defense, recoupment or counterclaim, at law or in equity, of any kind or nature, subject to the reservation of rights contained herein.

       3.   AGREEMENTS BY THE COMPANY.

       To induce the Lender to enter into this Agreement and to make the forbearances as contemplated by this Agreement, the Company agrees that:

       3.1 LYNDON SALE PROCEEDS. On the Effective Date, the Company will pay to the Lender its Funded Debt Pro Rata Share of the Lyndon Distribution. The Lender shall apply its Funded Debt Pro Rata Share to principal owing to it under the Existing Agreements in accordance with the provisions of Section
  3.9 hereof. The Lender (i) solely in connection with the sale by the Company of the stock of Lyndon Property Insurance Group and its subsidiaries, waives any negative covenant in the Existing Agreements, if any, that required the consent of the Lender to such sale; (ii) consents to the sale by the Company of the stock of Lyndon Property Insurance Group and its subsidiaries; and
  (iii) approves and consents to the disbursement of the Lyndon Distribution to other holders of Funded Debt so that each holder of Funded Debt receives its Funded Debt Pro Rata Share of the Lyndon Distribution.

       3.2 PAYMENT OF INTEREST. The Existing Agreements are hereby amended to provide that, notwithstanding any contrary provision set forth therein:

       (A) Commencing on and including June 11, 1997 through and including the Termination Date, the Lender will accrue interest on the aggregate principal balances owing to it under the Existing Agreements (whether or not due by reason of acceleration or otherwise) at the greater rate (the "Default Rate") of (i) 9.00% per annum and (ii) the default rate set forth in the appropriate Existing Agreement.

       (B) So long as the Forbearance Period has not been terminated, from and after June 11, 1997 to but not including October 1, 1997, interest accrued by the Lender on the aggregate principal balances owing to it under the Existing Agreements (whether or not due by reason of acceleration or otherwise) will be paid to the Lender by the Company on the last business day of each month at the greater rate (the "Pay Rate") of (i) 7.00% per annum and (ii) the nondefault rate set forth in the appropriate Existing Agreement.

       (C) So long as the Forbearance Period has not been terminated, within three (3) business days of the date the Company or a Subsidiary receives cash proceeds from the sale from time to time of an asset that has a book value in excess of $5,000,000 of the Company or a Subsidiary or from a tax refund, the Company will pay to the Lender its Funded Debt Pro Rata Share of such cash proceeds to be applied by the Lender in accordance with the provisions of
  Section 3.9 hereof, first to accrued and unpaid interest calculated to but not including the date of payment, and second, to the extent of any remaining proceeds, to principal owing to Lender under the Existing Agreements (whether or not due by reason of acceleration or otherwise); provided, however, that if the asset sold is an asset of Midland Finance Company ("Midland"), no distributions shall be made pursuant to this Section 3.2(C) until the debts owing under any existing agreements for Funded Debt with Midland have been satisfied.

       (D) On October 1, 1997, the Company will pay to the Lender all accrued and unpaid interest calculated to but not including October 1, 1997, excluding any accrued and unpaid interest owing to the Lender as a result of the application of a Default Rate in excess of 9.00% per annum.

       (E) As to all interest payments made prior to the date of this Agreement and as to all interest payments required to be made under this Agreement, the Company waives any rights it may have (whether or not previously reserved) to contend that the Lender should be paid or accrue interest on the aggregate principal balances owing to it under the Existing Agreements (whether or not due by reason of acceleration) at a rate that is less than the Pay Rate; provided, however, subject to the first sentence of
  Section 3.3 hereof, the Company does not waive and expressly reserves any rights it may have to contend that the Default Rate should be an interest rate not greater than the Pay Rate.

       (F)  To the extent that the interest payments to the Lender under
  Section 3.2(B), (C) or (D) do not pay in full all accrued interest owing to the Lender under an Existing Agreement because the Default Rate under the Existing Agreement exceeds 9.00% per annum, the Lender expressly retains and reserves any and all of its rights against the Company under the Existing Agreement or applicable law with respect to payment of such amounts.

       3.3 ACKNOWLEDGMENT; OTHER AGREEMENTS. Notwithstanding anything in the Existing Agreements or this Agreement to the contrary, there shall be no requirement that (a) the debt under the Existing Agreements be accelerated for such debt to accrue or bear interest at the appropriate default rate or
  (b) unanimous consent from all parties to the Existing Agreements is necessary for the Lender to accrue interest at the rates specified in
  Section 3.2. The Company represents that it has not entered into any agreements with holders of Funded Debt that permit Funded Debt to accrue interest at a rate higher than the Default Rate. The Company will not make a distribution to a holder of, or on account of, any Funded Debt, including but not limited to payments of interest or principal, other than on the payment terms set forth in this Agreement. Prior to October 1, 1997, the Company will make no payment on account of subordinated debt other than that agreed to by the holders of subordinated debt in the Forbearance and Third Limited Waiver Agreement between the Company and the holders of subordinated debt dated as of July 11, 1997 (without regard to any amendment, modification or supplement thereof after such date). In addition, the Company acknowledges that certain holders of Funded Debt whose Existing Agreements do not contain a stated interest rate or default rate of interest continue to assert that they are entitled under applicable law to accrue interest on the unpaid principal amounts outstanding under such Existing Agreements at a rate of 9.00% per annum and that nothing in this Agreement shall be deemed or construed to constitute a waiver or release by such holders of Funded Debt of such rights under applicable law or waiver by the Company to contest such assertions.

       3.4 CASH SWEEP. So long as the Forbearance Period has not been terminated, on July 16, 1997, August 5, 1997 and September 4, 1997, the Company will pay to the Lender its Funded Debt Pro Rata Share of the aggregate amount of Excess Cash of the Company calculated as of the close of business (i) two business days after the Effective Date, (ii) July 31 and
  (iii) August 29 of 1997, respectively. On October 3, 1997, the Company will pay to the Lender its Funded Debt Pro Rata Share of the aggregate amount of Excess Cash calculated as of the close of business on September 30, 1997.
  The Lender will apply such payments to principal owing under the Existing Agreements in accordance with the provisions of Section 3.9 hereof. The Company agrees that it will not maintain cash at its branch offices except in the ordinary course of business and in accordance with past practices. The Company agrees to work in good faith with Policano & Manzo to develop a cash management system that reduces the amount of cash maintained at branch offices to an amount reasonably necessary to conduct branch office operations (the "Reduced Branch Cash Amount"). To the extent that the Company working with Policano & Manzo determines in good faith that the Reduced Branch Cash Amount is less than $3,650,000, then such amount will be substituted for the "$3,650,000" figure used in the definition of Excess Cash.

       3.5 CONSUMER FINANCING RECEIVABLES. During the Forbearance Period, the Company will not sell consumer financing receivables in an amount in excess of $100,000 in the aggregate without the prior written consent of the Lender.

       3.6 CERTAIN INFORMATION. The Company will immediately share with the Steering Committee all material information regarding any market evaluation and exploration process and the marketing process that the Company or its advisors obtains or prepares, including, without limitation, any offering memoranda or other marketing and solicitation materials prepared by the Company or its advisors, the names of the entities solicited by, or making unsolicited inquiries, proposals or offers to the Company or its advisors, information on all proposals, offers or bids received by the Company or its advisors, the names of the entities conducting due diligence with respect to the Company, all due diligence requests, due diligence information shared with interested parties, drafts and final copies of all potential definitive agreements; provided, however, that the Company shall not be required to provide the Steering Committee with any material that is subject to an attorney-client privilege. The Company shall cause Salomon Brothers or other financial advisors that the Company retains (i) to meet in person or by telephone on a weekly basis with Policano & Manzo to share information as to the status of the market evaluation and exploration process, the marketing process and the restructuring and (ii) to otherwise keep Policano & Manzo apprised of all developments relating thereto. The Company will also provide to the Steering Committee any other material information reasonably requested by the Steering Committee in connection with the market evaluation and exploration process, the marketing process and the restructuring process (excluding privileged materials relating to the fraud investigation or other materials that are subject to an attorney-client privilege). The Company shall cause its management to meet with the Steering Committee as reasonably requested by the Steering Committee.

       3.7 RESTRICTED AGREEMENTS. The Company shall not, and shall not permit its advisors, to enter into confidentiality agreements or other agreements with parties interested in participating in the market evaluation and exploration process or the marketing process unless such confidentiality agreements or other agreements allow such parties or any other persons to deal with persons other than the Company, its Board of Directors or their advisors after December 31, 1997 as to any potential transaction involving the sale of the Company or its assets.

       3.8 MAKE WHOLE PAYMENTS. To the extent that during the Forbearance Period the Lender is entitled under an Existing Agreement to payment of a "make whole amount" or similar payment as a result of payments made by the Company to the Lender under Sections 3.1, 3.2(C) or 3.4 of this Agreement or otherwise, the Lender expressly retains and reserves any and all of its rights against the Company under the Existing Agreements or applicable law with respect to payment of such amounts.

       3.9 APPLICATION OF CERTAIN PAYMENTS. All payments made to the Lender under this Agreement to be applied to principal owing to the Lender under the Existing Agreements shall be applied by the Lender on a Pro Rata basis to the principal owing to it under each Existing Agreement. Any payment made to the Lender pursuant to Section 3.2(C) hereof to be applied to accrued and unpaid interest shall be applied by the Lender on a Pro Rata basis to accrued and unpaid interest owing to it under each Existing Agreement.

       3.10 ESCROW. By no later than July 15, 1997, the Company agrees to establish the Escrow. The Escrow shall be used solely by the Company in accordance with the terms of the Escrow Agreement to fund the payments required to be made on September 30, 1997 to the Lender under this Agreement and other holders of Funded Debt as contemplated by this Agreement.

       3.11 REVIVAL OF OBLIGATIONS. If all or any part of any payment on account of the Existing Agreements or this Agreement shall be invalidated, set aside, declared or found to be void or voidable or required to be repaid to the issuer or to any trustee, custodian, receiver, conservator, master, liquidator or any other person pursuant to any bankruptcy law or pursuant to any common law or equitable cause then, to the extent of such invalidation, set aside, voidness, voidability or required repayment, such payment shall be deemed to not have been paid, and the obligations of the Company in respect thereof shall be immediately and automatically revived without the necessity of any action by the Lender.

       3.12 TOLLING. The Company agrees that any and all statute of limitations, repose, or similar legal constraints on the time by which a claim must be filed, a person given notice thereof, or asserted, that expire, run or lapse during the Forbearance Period on any claims that the Lender may have against the Company or any other persons relating to the Company (collectively, the "Forbearance Period Statutes of Limitation") shall be tolled during the Forbearance Period and not expire prior to November 1, 1997. The Company waives any defense it may have against the Lender under the Forbearance Period Statutes of Limitation, applicable law or otherwise solely as to the expiration, running or lapsing of the Forbearance Period Statutes of Limitation during the Forbearance Period, so long as the Lender takes the action required by any applicable Forbearance Period Statute of Limitation by no later than November 1, 1997.

       4.   TERMINATION EVENTS; REMEDIES.

       4.1 TERMINATION EVENTS. If any of the following events ("Termination Events") has occurred and is continuing during the Forbearance Period, the Lender has the rights and remedies available to it in Sections 4.2 and 4.3:

       (A) the Company fails to make any payment required by this Agreement on or before the date such payment is due;

       (B) the occurrence of a default or event of default under, and as defined in, the Bridge Loan Agreement that has not been waived (unless the lender thereunder receives money or money's worth from the Company in connection with such waiver);

       (C) any creditor having a minimum of $2,500,000 in indebtedness owed to it from the Company accelerates the Company's indebtedness owing to it or takes any enforcement action against the Company or any Subsidiary or their property or assets;

       (D) failure of the Company to deliver to the Steering Committee within 5 business days of the following delivery dates (a) unaudited financial statements for the first quarter of 1997 as soon as available but in no event later than July 14, 1997 and
            (b) unaudited monthly financial statements as soon as available but in no event later than (i) July 25, 1997 for the April 1997 statements, (ii) August 9, 1997 for the May, 1997 statements,
            (iii) August 30, 1997 for the June, 1997 statements, and
            (iv) September 12, 1997 for the July, 1997 statements;

       (E) the Company's consolidated net income before income taxes, professional fees and restructuring costs including, but not limited to, the BABC Bridge Loan facility fees and expenses and any loss on the sale by the Company of the stock of Lyndon Property Insurance Group and its subsidiaries as reported in the Company's unaudited income statements on a cumulative basis for 1997 is less than (i) ($20,000,000) for the first quarter of 1997,
            (ii) ($27,500,000) as of April 30, 1997, (iv) ($35,000,000) as of
            May 31, 1997, (v) ($42,500,000) as of June 30, 1997, (vi)
            ($50,000,000) as of July 31, 1997;

       (F) failure by the Company to comply with any provision of this Agreement, except for Section 5.1(A) with respect to "good standing" and Article 6 of this Agreement solely to the extent that such Article incorporates Section 5.1(A) with respect to "good standing";

       (G) the Company fails to comply with any negative covenant (excluding financial covenants or any covenant relating to the sale of the stock of Lyndon Property Insurance Group and its subsidiaries) in any of the Existing Agreements, except as expressly permitted by this Agreement;

       (H) final judgment or judgments for the payment of money aggregating in excess of $1,000,000 is or are outstanding against one or more of the Company or any Subsidiary and any one or more of such judgments aggregating in excess of $1,000,000 have been outstanding for more than 30 days from their respective dates of entry and have not been discharged in full or stayed;

       (I) a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed by or against the Company, the Company makes an assignment for the benefit of creditors or the Company takes any corporate action to authorize any of the foregoing; and

       (J)  the Company voluntarily or involuntarily dissolves or is dissolved.

       4.2 TERMINATION OF THE FORBEARANCE PERIOD. Upon the occurrence of any Termination Event and at any time after such occurrence during which a Termination Event is continuing, the Lender is entitled to terminate the Forbearance Period with immediate effect, (i) upon giving three (3) business days' written notice in advance to the Company in the case of any Termination Event described under Section 4.1(B), (D) or (F) or (ii) upon giving one (1) business day's written notice in advance to the Company in the case of any other Termination Event described under Section 4.1 unless such Termination Event is of the type described in Section 4.1(I) or (J), in which case the Forbearance Period automatically terminates without demand or notice of any kind; provided, however, that any termination of the Forbearance Period under this Section 4.2 does not terminate any other provision of this Agreement that is not by its terms limited in application to the Forbearance Period. The Company shall provide the Lender with written notice of a Termination Event immediately upon learning thereof.

       4.3 CONSEQUENCES OF TERMINATION. If the Forbearance Period has been terminated under Section 4.2, then the provisions of Section 2.2 hereof shall apply and the Lender is fully entitled to exercise any rights and remedies it may have under the Existing Agreements, under applicable law or otherwise without regard to any matters transpiring prior to such date of termination or the financial condition or prospects of the Company as of such date.

       5.   REPRESENTATIONS AND WARRANTIES.

       5.1 COMPANY. The Company represents and warrants that as of the Effective Date and continuing so long as this Agreement remains in effect:

       (A) CORPORATE EXISTENCE; GOOD STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation and is in good standing in all states where the nature and extent of the business transacted by it or the ownership of its assets makes such qualification necessary, except for those jurisdictions in which the failure so to qualify or to be in good standing would not have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company.

       (B) CORPORATE AUTHORITY; NO CONFLICTS. The execution and delivery by the Company of this Agreement and the performance of the Company's obligations under this Agreement (i) are within its corporate powers,
  (ii) are duly authorized by its board of directors and, if necessary, its stockholders, (iii) are not in contravention of the terms of its articles or certificate of incorporation or by-laws or of any indenture, agreement or undertaking to which it is a party or by which it or any of its property is bound, (iv) does not, as of the Effective Date, require any consent, registration or approval of any governmental authority, (v) does not contravene any material contractual or governmental restriction binding upon it and (vi) will not result in the imposition of any lien, claim or encumbrance upon any of its property under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which it is a party or by which its property may be bound or affected.

       (C) BINDING EFFECT; ENFORCEABILITY. This Agreement is the legal, valid and binding obligations of the Company and is enforceable against the Company in accordance with its terms.

       5.2 LENDER. The Lender represents and warrants that as of the Effective Date and continuing so long as this Agreement remains in effect, the execution and delivery by the Lender of this Agreement and the performance of the Lender's obligations under this Agreement are within its powers and are duly authorized and this Agreement is the legal, valid and binding obligation of the Lender and is enforceable against the Lender in accordance with its terms.

       5.3 SIGNATURE PAGE REPRESENTATIONS OF COMMERCIAL PAPER HOLDERS. Each and every Schedule 1 attached to the signature pages of this Agreement are true and correct.

       6.   CONDITIONS PRECEDENT.

       The obligation of the Lender to make the forbearances contemplated by this Agreement and the effectiveness of such forbearances are subject to the following:

       6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Agreement are true and correct as of the Effective Date.

       6.2 DOCUMENTS. The Lender has received all of the following, each duly executed and dated as of the Effective Date (or such other date as is satisfactory to the Lender) in form and substance satisfactory to the Lender:

       (A)  fully executed counterparts to this Agreement;

       (B) executed Forbearance Agreements on the same terms as this Agreement from other holders of Funded Debt satisfactory to the Lender, but excluding the Forbearance and Third Limited Waiver Agreement dated as of the date hereof between the Company and Credit Suisse First Boston Corporation;

       (C) certified resolutions of the board of directors of the Company authorizing or ratifying the execution, delivery and performance of this Agreement;

       (D)  fully executed copies of the Third Amendment (as defined below);
            and

       (E) the Forbearance and Third Limited Waiver Agreement dated as of the date hereof between the Company and Credit Suisse First Boston Corporation.

       6.3 EXTENSION OF BRIDGE LOAN AGREEMENT. The maturity of the Bridge Loan Agreement shall have been extended to at least September 30, 1997 pursuant to the Third Amendment to Loan and Security Agreement dated as of July 9, 1997 (the "Third Amendment").

       7.   MISCELLANEOUS.

       7.1 SECTION TITLES. The preliminary statements to this Amendment (except for definitions) and the section titles used in this Amendment are for convenience only and do not affect the construction of this Amendment.

       7.2 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together constitute one instrument.

       7.3 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding of the Company and the Lender with respect to the subject matter of this Agreement.

       7.4 NOTICES. Any notice required or desired to be given or delivered under this Agreement must be in writing and is deemed to have been validly given or delivered (i) five (5) business days after deposit in the United States mails, with proper postage prepaid, (ii) when sent after receipt of confirmation if sent by telecopy or other similar facsimile transmission,
  (iii) one business day after deposit with a reputable overnight courier for next day delivery with all charges prepaid or (iv) when delivered, if hand delivered by messenger, all of which must be properly addressed to the party to be notified and sent to the address or number for such party as indicated on the signature page(s) to this Agreement or to such other address or number as each party designates to the other in the manner prescribed in this
  Section 7.4.

       7.5 SUCCESSORS AND ASSIGNS. This Agreement inures to the benefit of, and is binding upon the successors and assigns of, each of the Company and the Lender. In addition, the Lender hereby agrees that, so long as this Agreement has not been terminated, it shall not sell, transfer or assign any of its claims under any of the Existing Agreements, or any voting interest therein, unless the transferee thereof agrees in writing to be bound by all the terms of this Agreement (which writing may include a trade confirmation issued by a broker or dealer, acting as principal or as agent for the transferee, stating that such agreement is a term of such transfer), and the Lender provides the Company with a copy of such writing, in which event the Company shall be deemed to have acknowledged that its obligations to the Lender hereunder shall be deemed to constitute obligations in favor of such transferee, and the Company shall confirm that acknowledgment in writing if requested.

       7.6 GOVERNING LAW. This Agreement will be interpreted, and the rights and liabilities of the Company and the Lender determined, in accordance with the internal laws of the State of Illinois.

       7.7 SEVERABILITY. Wherever possible, each provision of this Agreement will be interpreted in a manner as to be effective and valid under applicable law. If any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision is ineffective only to the extent of such prohibition or invalidity and the remaining provisions of this Agreement remain unaffected and in full force and effect.

                                   *     *     *

       Delivered at Chicago, Illinois as of the date and year above first mentioned.

                                MERCURY FINANCE COMPANY


                                By:__________________________
                                   Name:
                                   Title:

                                   100 Field Drive, Suite 340
                                   Lake Forest, Illinois  60045
                                   Attention:
                                   Telephone:  (847) 564-3720
                                   Facsimile:  (847) ___-____


                                CREDIT SUISSE FIRST BOSTON MANAGEMENT
                                CORPORATION


                                By:__________________________
                                   Name:
                                   Title:

                                   11 Madison Street, 4th Floor
                                   New York, New York 10010
                                   Attention:
                                   Telephone:  (212) 325-2223
                                   Facsimile:  (212) 325-8290



                         THIRD LIMITED WAIVER AGREEMENT


          This Third Limited Waiver Agreement (this "Agreement") dated as of July 3, 1997 is entered into between Mercury Finance Company, a Delaware corporation ("Mercury"), and the lender whose name appears on the signature pages hereof (the "Lender").

                                   WITNESSETH

          WHEREAS, the Lender or its predecessor in interest is a party to or beneficiary of one or more credit agreements, note agreements or other agreements, instruments or other documents with or executed by Mercury including those listed on Schedule 1 hereto pursuant to which Lender has extended credit to Mercury (collectively, the "Existing Agreements");

          WHEREAS, Mercury is in default under various provisions of the Existing Agreements;

          WHEREAS, in late January 1997, Mercury began experiencing a severe liquidity crisis and required immediate emergency financing to continue its operations;

          WHEREAS, in February 1997, to meet such emergency financing needs, Mercury and certain of its subsidiaries (collectively, the "Borrowers") entered into a Loan and Security Agreement with BankAmerica Business Credit, Inc. ("BABC") dated as of February 7, 1997 (the "Bridge Loan Agreement") providing the Borrowers with a secured revolving loan facility in an aggregate principal amount not to exceed $50 million and having a maturity of March 10, 1997, with an option to extend (the "Bridge Loan");

          WHEREAS, the Borrowers desire financing beyond March 10, 1997 to continue their operations and therefore extended the maturity date of the Bridge Loan to June 10, 1997 in accordance with the Second Amendment to Loan and Security Agreement dated March 12, 1997 (the "Second Amendment");

          WHEREAS, the Borrowers require financing beyond June 10, 1997 to continue their operations and have therefore requested BABC to extend the maturity date of Bridge Loan to January 6, 1998, in accordance with the terms set forth in the Third Amendment attached hereto as Exhibit A (the "Third Amendment");

          WHEREAS, certain provisions of the Existing Agreements unless waived prohibit the Borrowers from granting liens on their assets to secure indebtedness for borrowed money and/or require that the Lender be granted an equal or ratable lien on such assets in the event such a lien is granted to another lender;

          WHEREAS, in connection with the Bridge Loan, Mercury requested the Lender to waive such provisions of the Existing Agreements to permit the Borrowers to obtain the emergency financing they needed through March 10, 1997, and the Lender or its assignor granted such a waiver pursuant to a Limited Waiver Agreement dated as of February 7, 1997;

          WHEREAS, in connection with the extension of the maturity date of the Bridge Loan from March 10, 1997 to June 10, 1997, Mercury requested the Lender to waive such provisions of the Existing Agreements to permit the Borrowers to obtain the financing they needed to continue their operations through June 10, 1997, and the Lender or its assignor granted such a waiver pursuant to a Second Limited Waiver Agreement dated as of March 10, 1997;

          WHEREAS, in connection with the extension of the maturity date of the Bridge Loan from June 10, 1997 to January 6, 1998, Mercury has again requested the Lender to waive such provisions of the Existing Agreements to permit the Borrowers to obtain the financing they need to continue their operations;

          WHEREAS, the Lender is willing to waive certain limited provisions of the Existing Agreements through September 30, 1997 to permit the maturity date of the Bridge Loan to be extended;

          WHEREAS, the Lender and certain other holders of Funded Debt (as defined below) are entering into Forbearance Agreements of even date herewith (collectively, the "Forbearance Agreements") pursuant to which an escrow for the benefit of holders of Funded Debt is being established to fund payment of certain amounts required to be paid to such holders of Funded Debt under the Forbearance Agreements (the "Forbearance Escrow"); and

          WHEREAS, the Lender desires to waive certain limited provisions of the Existing Agreements to permit Mercury to establish the Forbearance Escrow;

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mercury and Lender agree as follows:

          1. Treatment of Existing Indebtedness. Mercury has represented to the Lender that neither it nor its subsidiaries intend to repay, retire, make a distribution to or on account of, or make an interest payment on account of, any existing indebtedness for borrowed money, other than the Bridge Loan, including, but not limited to, indebtedness on account of commercial paper, note agreements, loan agreements, subordinated debt agreements or any of the indebtedness listed on Schedule 2 hereto (collectively, "Funded Debt"), except as contemplated in the Forbearance Agreements or any agreements attached thereto, unless the Lender receives in connection with such payment or distribution, and subject to applicable subordination agreements, its pro rata portion of such payment or distribution on account of indebtedness owing to the Lender under the Existing Agreements.

          2. Waiver. Solely in connection with the extension of the maturity of the Bridge Loan in accordance with the terms and conditions of the Third Amendment, the Lender waives through 11:59(pm) central standard time on September 30, 1997 compliance with any of the provisions of the Existing Agreements that (a) prohibit or restrict the granting of security interests, liens or mortgages by any of the Borrowers to BABC (the "BABC Liens") to secure the Bridge Loan or (b) result in or require the creation of a security interest, lien or mortgage in favor of the Lender on any assets of the Borrowers as a result of the granting of the BABC Liens to secure the Bridge Loan; provided, that the waivers set forth in this Section 2 shall be effective on the conditions that (i) Mercury certifies to BABC that it has paid to the Lender through the date hereof in immediately available funds any and all accrued and unpaid nondefault interest on the aggregate principal balances owing to the Lender under the Existing Agreements (whether or not due by reason of acceleration or otherwise) calculated at the greater rate of (a) 7.00% per annum and (b) the nondefault rate set forth in the Existing Agreements, (ii) the aggregate principal amount of loans outstanding to the Borrowers under the Bridge Loan does not exceed $50 million at any time and (iii) the BABC Liens secure only the Bridge Loan and do not secure any other indebtedness for borrowed money including Funded Debt outstanding as of the date hereof or hereafter. The Lender waives compliance with any provisions of the Existing Agreements that (a) prohibit or restrict the creation or operation of the Forbearance Escrow and/or the entering into of the Forbearance Agreement (b) result in or require the creation of an escrow, security interest, lien or mortgage in favor of the Lender on any assets of the Borrowers as a result of the creation or operation of the Forbearance Escrow and/or the entering into of the Forbearance Agreement.

          3. Effect on Existing Agreements; Reservation of Rights. In the event of any conflict between the terms hereof and the terms of any Existing Agreement or any instruments, documents or agreements executed in connection therewith with respect to the subject matter of this Agreement, the terms of this Agreement shall govern and control. Each of the Existing Agreements and such other related instruments, documents or agreements, and all obligations of Mercury and all rights and remedies of the Lender thereunder or under applicable law shall remain in full force and effect except to the extent expressly amended or waived in accordance with the terms hereof or the Forbearance Agreement entered into between Mercury and the Lender. No defaults or events of default existing as of the date hereof under the Existing Agreements are being waived. The terms of this Agreement shall not be affected by the termination of the Forbearance Period (as defined in the Forbearance Agreement).

          4. Representations. The Lender represents that it has snot assigned or transferred the indebtedness owing to it under the Existing Agreements or it has assigned or transferred such indebtedness subject to this Agreement and is duly authorized to enter into and perform this Agreement. Mercury represents to the Lender that it is duly authorized to enter into and perform this Agreement. Mercury further represents to the Lender that transactions contemplated by the Third Amendment will not result in or require the creation of a security interest, lien or mortgage in favor of any holder of commercial paper.

          5. Entire Agreement. This Agreement constitutes the full and entire understanding of the parties hereto with respect to the subject matter hereof.

          6. Severability. Wherever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and the remaining provisions of this Agreement shall remain unaffected and in full force and effect.

          7. Governing Law. This Agreement shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws of the State of Illinois.

          8. Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon the successors and assigns of, each of the parties hereto.

          9. Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one instrument.

                            *     *     *     *     *


          IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                   MERCURY FINANCE COMPANY,
                                   a Delaware corporation


                                   By:
                                   Name:
                                   Title:



                                   By:
                                   Name:
                                   Title:
                                   Name of Lender: